UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K-A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014

SURNA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	27-3911608
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1780 55th Street, Suite C, Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-5271

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 29, 2014, Surna, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) related to a Membership Interest Purchase Agreement, as amended, entered into among the Company, Hydro Innovations, LLC, and its owners Stephen Keen and Brandy Keen. This Amendment No. 1 to the Form 8-K is filed to provide the financial statements and other information required under Item 9.01 of Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

On October 8, 2014, Surna, Inc. (the “Company”) issued a press release to announce the audited financial statements of Hydro Innovations, LLC and other interim and pro forma information required under Item 9.01 of Form 8-K. Additionally, the Company announced its preliminary pro forma gross revenues for the nine months ended September 30, 2014.  A copy of the press release is furnished as Exhibit 99.5 to this Form 8-K.

The information furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired

●	Audited financial statements of Hydro Innovations, LLC. for the years ended December 31, 2013 and 2012 are filed as Exhibit 99.1 to this Amendment No. 1 of this Current Report and are incorporated herein by reference.

●	Unaudited condensed financial statements of Hydro Innovations, LLC for the six months ended June 30, 2014 and 2013 are filed as Exhibit 99.2 to this Amendment No. 1 of this Current Report and are incorporated herein by reference.

(b)	Pro forma financial information

●	Unaudited Combined Pro Forma Balance Sheet as of June 30, 2014 filed as Exhibit 99.3 to this Amendment No. 1 of this Current Report and is incorporated herein by reference.

●	Unaudited Combined Proforma Income Statement for the six months ended June 30, 2014 and the year ended December 31, 2013 is filed as Exhibit 99.4 to this Amendment No. 1 of this Current Report and is incorporated herein by reference.

(c)	Exhibits

Exhibit	Description

2.1**	Membership Interest Transfer And Assignment Agreement, incorporated by reference to the Company’s Form 8-K, filed with the U.S. Securities and Exchange Commission on July 30, 2014

2.2**	Executive Employment Agreement for Brandy Keen, incorporated by reference to the Company’s Form 8-K, filed with the U.S. Securities and Exchange Commission on July 30, 2014

2.3**	Executive Employment Agreement for Stephen Keen, incorporated by reference to the Company’s Form 8-K, filed with the U.S. Securities and Exchange Commission on July 30, 2014

99.1*	Audited financial statements of Hydro Innovations, LLC. for the years ended December 31, 2013 and 2012

99.2*	Unaudited condensed financial statements of Hydro Innovations, LLC for the six months ended June 30, 2014 and 2013

99.3*	Unaudited Combined Pro Forma Balance Sheet as of June 30, 2014

99.4*	Unaudited Combined Proforma Income Statement for the six months ended June 30, 2014 and the year ended December 31, 2013

99.5*	Press Release of Surna, Inc. dated October 8, 2014.

* Filed herewith.

** Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2014

SURNA INC.

By:	/s/ Tom Bollich
Tom Bollich, Chief Executive Officer

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